Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

NOTE 6—Income Taxes

Income tax (expense) benefit consisted of the following (in thousands):

	Year Ended December 31,
	2010	2009	2008
Current:
Federal	$85	$5,382	$(5,331)
State	—	10,070	(10,813)

	85	15,452	(16,144)

Deferred:
Federal	—	48,121	(37,192)
State	—	3,725	(866)

	—	51,846	(38,058)

Total	$85	$67,298	$(54,202)

The following is a reconciliation of the U.S. statutory income tax rate at 35% to our income (loss) before income taxes (in thousands):

	Year Ended December 31,
	2010	2009	2008
Income tax (expense) benefit
Tax at U.S. statutory income tax	$91,772	$111,412	$(61,861)
Valuation allowance	(93,497)	(54,256)	15,268
State income taxes-net of federal benefit	1,860	10,271	(7,895)
Nondeductible expenses and other	(50)	(129)	286

Total tax (expense) benefit	$85	$67,298	$(54,202)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below (in thousands):

	December 31,
	2010	2009
Current deferred tax assets:
Accrued liabilities	$531	$980
Contingent liabilities and other	1,502	—
Less valuation allowance	(1,629)	(650)

Total current deferred tax assets	404	330
Current deferred tax liabilities:
Derivative financial instruments	(8,564)	(1,511)
Bond discount	(7,123)	—
Debt discount and financing costs	(2,921)	—
Accrued liabilities	(1,491)	(3,519)

Total current deferred tax liabilities	(20,099)	(5,030)

Net current deferred tax liability	$(19,695)	$(4,700)

Noncurrent deferred tax assets:
Operating loss carryforwards	$105,105	$47,902
Texas Margin Credit	607	607
Louisiana NOL	877	—
Statutory depletion carryforward	7,034	7,034
AMT tax credit carryforward	1,246	1,409
Derivative financial instruments	—	97
Compensation	3,842	3,042
Contingent liabilities and other	557	538
Property and equipment	70,619	31,572

Total gross noncurrent deferred tax assets	189,887	92,201
Less valuation allowance	(152,831)	(61,091)

Net noncurrent deferred tax assets	37,056	31,110

Noncurrent deferred tax liabilities:
Derivative financial instruments	(3,978)	—
Bond discount	—	(4,872)
Debt discount	(13,383)	(21,538)

Total non-current deferred tax liabilities	(17,361)	(26,410)

Net non-current deferred tax asset	$19,695	$4,700

The valuation allowance for deferred tax assets increased by $92.7 million in 2010. In determining the carrying value of a deferred tax asset, accounting standards provide for the weighing of evidence in estimating whether and how much of a deferred tax asset may be recoverable. As we have incurred net operating losses in 2010 and prior years, relevant accounting guidance suggests that cumulative losses in recent years constitute significant negative evidence, and that future expectations about income are insufficient to overcome a history of such losses. Therefore, with the before-mentioned adjustment of $92.7 million, we have reduced the carrying value of our net deferred tax asset to zero. The valuation allowance has no impact on our net operating loss ("NOL") position for tax purposes, and if we generate taxable income in future periods, we will be able to use our NOLs to offset taxes due at that time. The Company will continue to assess the valuation allowance against deferred tax assets considering all available evidence obtained in future reporting periods.

As of December 31, 2010, we have NOL carryforwards of approximately $302.6 million for tax purposes which begin to expire in 2026. The Company also has a minimum tax credit carryforward not subject to expiration of $1.2 million which will not begin to be used until after the available NOLs have been used or expired and when regular tax exceeds the current year alternative minimum tax.

Our share based deferred compensation plans have generated $11.5 million of additional tax deductions through 2010. The Company realized $9.2 million ($6.0 million, net of tax) of these deductions in 2008 and the associated $3.2 million tax benefit was recorded as additional paid in capital. The remaining tax deductions are not currently recognized as a component of our deferred tax asset. They will be recognized when the net operating loss carryforward is utilized to offset future taxable income.

In July 2005, we received a Notice of Proposed Tax Due from the State of Louisiana asserting that we underpaid our Louisiana franchise taxes for the years 1998 through 2004 in the amount of $0.6 million. The Notice of Proposed Tax Due included additional assessments of penalties and interest in the amount of $0.4 million for a total asserted liability of $1.0 million. In order to avoid future penalties and interest, the Company paid, under protest, $1.0 million to the State of Louisiana in April 2007 which payment was expensed in general and administrative expense in first quarter 2007. We are waiting on a response from the Louisiana Department of Revenue on our settlement offer for the refund of 75% of the amount we paid under protest. Should our offer be accepted, the refund would be booked as a credit to general and administrative expense.

As of December 31, 2010, we have recorded an income tax receivable of $4.3 million of which $4.2 million is a refund due from the State of Louisiana for 2008 taxes and $0.1 million is a refund due on federal income taxes as a result of an alternative minimum tax credit refund on our 2009 income tax return.

The amount of unrecognized tax benefits did not materially change as of December 31, 2010. The amount of unrecognized tax benefits may change in the next twelve months; however we do not expect the change to have a significant impact on our results of operations or our financial position. We file a consolidated federal income tax return in the United States and various combined and separate filings in several state and local jurisdictions. With limited exceptions, we are no longer subject to U.S. Federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 1992.

Our continuing practice is to recognize estimated interest and penalties related to potential underpayment on any unrecognized tax benefits as a component of income tax expense in the Consolidated Statement of Operations. We do not anticipate that total unrecognized tax benefits will significantly change due to the settlement of audits and the expiration of statute of limitations before December 31, 2011.